UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Power REIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

........................................................................................

2.	Aggregate number of securities to which transaction applies:

........................................................................................

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

........................................................................................

4.	Proposed maximum aggregate value of transaction:

........................................................................................

5.	Total fee paid:

........................................................................................

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

........................................................................................

2.	Form, Schedule or Registration Statement No.:

........................................................................................

3.	Filing Party:

........................................................................................

4.	Date Filed:

........................................................................................

SUPPLEMENT TO PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF POWER REIT

YOUR VOTE IS VERY IMPORTANT

PLEASE VOTE TODAY !

May 18, 2012

FROM: David H. Lesser, Chairman & CEO

55 Edison Avenue

West Babylon, New York 11704

Dear Fellow Shareholder,

Our records indicate that you are one of our largest shareholders.

As you know, the 2012 Annual Meeting of Shareholders of Power REIT is fast approaching and your voting support for the incumbent Board is very important. By now you may have received proxy materials from an opposition group led by Paul Dorsey (“Dorsey”) that is seeking to take replace your entire Board through a hostile proxy battle despite having a minimal ownership stake. Mr. Dorsey has no experience running a public company or a real estate investment trust.

Very similar to his rhetoric in his failed proxy campaign last year, Dorsey’s statements are full of inaccuracies that are so substantial, selectively presented and repeatedly uncorrected that, in our opinion, they must be designed to mislead you. Example: Dorsey would have you believe that the Keystone Property Trust (NYSE:KTR) transaction was a poor investment of mine earlier in my business career. The facts say otherwise:

Mr. Lesser’s track-record with KTR:

 ____________

1.Cumulative returns assumes dividends were re-invested; initial share price of $11.00 and exit share price of $23.80 in 2004

Your company is in good hands with the current Board and Management

As the largest shareholder in Power REIT, my interests are directly aligned with other shareholders. Unlike Dorsey and his group, your Board and management team have a solid business plan for growing the company that is designed to create shareholder value.

We cannot help but question the motives or judgment of the Dorsey Group

I have personally reached out to the Dorsey group nominees several times but have not received the courtesy of a reply. Dorsey owns 0.06% of the total shares outstanding and he has not increased his holdings in over a year, and his other nominees do not own any shares. Further, three of the four Dorsey nominees seemingly have no public board experience (including Mr. Dorsey). By the Dorsey group’s own admission in recent filings with the SEC, they have no management team to run the company. Dorsey has not reached out to the Company to express concerns, discuss a business plan or participate in the nomination process for Trustees. Instead, he has launched this hostile, unwarranted and costly proxy fight for replacement of the entire Board of your company. Don’t let that happen. Vote FOR your highly qualified, incumbent Board of Trustees today.

Vote FOR the Trust’s nominees today on the enclosed voting form, as soon as possible

As a company, we appreciate your continued interest and support. We welcome the opportunity to review our business plans and address any questions or concerns you may have. We also encourage you to review our latest investor presentation and full response to the Dorsey proxy fight on our website: www.pwreit.com under “Investor Relations”.

Please do not hesitate to contact us at ir@pwreit.com or at 212-750-0373 if you have any questions or comments.

Sincerely,

/s/ David H. Lesser

David H. Lesser

Chairman & CEO

FOR ALL OF THE REASONS DESCRIBED ABOVE, WE REQUEST THAT YOU VOTE FOR THE BOARD OF TRUSTEES’ NOMINEES ON THE ENCLOSED PROXY CARD, AND “FOR” PROPOSALS 1, 2, AND 3.

IMPORTANT NOTICE REGARDING THIS YEAR’S PROXY PROCESS

Please do not return any proxy card sent to you by the Dorsey group. Not even to vote against them. Please only vote our proxy card and vote FOR the election of our nominees, FOR the ratification of Gibbons & Kawash, A.C., as the Trust’s independent auditor and FOR the approval of Power REIT’s 2012 Equity Incentive Plan.

If you have previously voted a proxy card sent to you by the Dorsey group, you can still change your vote by voting the enclosed proxy card today. Your latest dated proxy card is the one that counts, so please vote the enclosed Board of Trustees' card today.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or via the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form. If you have any questions or need any assistance with the voting of your shares, please contact our proxy solicitation firm, Alliance Advisors, at (973) 873-7710.

POWER REIT

212-750-0373 | www.pwreit.com

VOTE BY TELEPHONE OR THE INTERNET

IT’S QUICK, EASY, AND IMMEDIATE

Telephone or Internet voting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned the Vote Instruction Form.

VOTE BY PHONE	VOTE BY INTERNET
CALL IN FROM A TOUCH-TONE TELEPHONE…TOLL-FREE NUMBER FOUND ON THE VOTE INSTRUCTION FORM	LOG ON TO THE WORLD WIDE WEB… WWW.PROXYVOTE.COM

Your vote is important. Thank you for voting.

 POWER REIT

 Annual Meeting of Shareholders

May 24, 2012 10:00 AM

 This voting instruction form is solicited by the Board of Trustees

THIS VOTING INSTRUCTION FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Board of Trustees recommends you vote FOR the following:			1.	☐	FOR ALL NOMINEES

1.	Election of Trustees	---->>>		☐	WITHHOLD ALL NOMINEES

	Nominees 01) David H. Lesser 02) Virgil E. Wenger 03) Patrick R. Haynes, III 04) William S. Susman			☐	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.
PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY
The Board of Trustees recommends you vote FOR proposals 2 and 3.					SEE VOTING INSTRUCTIONS NO.3 ON REVERSE

2.	Ratification of appointment of Gibbons & Kawash, A.C., the Trust’s Independent audit firm.	--->>>	2.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the Power REIT 2012 Equity Incentive Plan.	--->>>	3.	FOR	AGAINST	ABSTAIN
				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

This Voting Instruction Form is solicited

 by the Current Board of Trustees.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting.

 The following material is available at www.proxyvote.com

xxxxx

xxxxx

ENTER YOURVOTING INSTRUCTIONS AT 1-800-454-8683 OR

WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME

 THE DAY BEFORE THE CUT-OFF OR MEETING DATE

Voting Instruction Form

PLACE “X” HERE IF YOU PLAN

TO ATTEND AND VOTE YOUR -------->>> ☐

SHARES AT THE MEETING

_____________________	_________________
SIGNATURES	DATE

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: [X]